Exhibit 99.1

Contact:	Gary Thompson – Media Caesars Entertainment Corporation Caesars Acquisition Company (702) 407-6529	Jennifer Garrison – Investors Caesars Entertainment Corporation Caesars Acquisition Company (702) 407-6407

Caesars Entertainment and Caesars Acquisition Company Announce Closing of Rights Offering

LAS VEGAS – November 18, 2013 – Caesars Entertainment Corporation (“Caesars”) (NASDAQ: CZR) and Caesars Acquisition Company (“CAC”) announced that the offering of Class A common stock (“Class A Common Stock”) of CAC to holders of subscriptions rights closed on November 18, 2013. CAC distributed a total of 135,771,882 shares of its Class A Common Stock to holders of subscription rights who validly exercised their subscription rights and paid the subscription price in full, including pursuant to the exercise of the over-subscription privilege. Any subscription rights that were unexercised, including those that were retained, are void, of no value and have ceased to be exercisable for shares of Class A Common Stock. As a result of the offering, CAC received aggregate gross proceeds of approximately $1,173.1 million. Caesars expects that the Class A Common Stock will begin trading on the Nasdaq Global Select Market under the symbol “CACQ” on November 19, 2013.

If you have questions about the number of shares of Class A Common Stock you received in the offering and you held and exercised your subscription rights in physical form as a registered holder, please contact Computershare Trust Company, N.A., the subscription agent for the rights offering, at 1-781-575-3120 or 1-800-962-4284 (toll free). If you held and exercised your subscription rights through a broker, dealer, custodian bank or other nominee, please contact your broker, dealer, custodian bank or other nominee.

CAC is a newly formed company created to facilitate the previously announced strategic transaction pursuant to which Caesars has formed a new growth-oriented entity, Caesars Growth Partners, LLC (“Growth Partners”), to be owned by Caesars and CAC. Upon the consummation of the offering, CAC owns approximately 42.4% of the economic interests of Growth Partners, and Caesars owns approximately 57.6% of the economic interests of Growth Partners.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any security, nor shall there be any offer or sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Caesars

Caesars is the world’s most diversified casino-entertainment company. Since its beginning in Reno, Nevada, more than 75 years ago, Caesars has grown through development of new resorts, expansions, and acquisitions, and now operates casinos on four continents. The company’s resorts operate primarily under the Caesars®, Harrah’s®, and Horseshoe® brand names. Caesars also owns the London Clubs International family of casinos. In addition, Caesars Interactive Entertainment Inc., which as of October 21, 2013 became a subsidiary of CAC, has proprietary rights to the Slotomania, Bingo Blitz and World Series of Poker trademarks. Caesars is focused on building loyalty and value with its guests through a unique combination of great service, excellent products, unsurpassed distribution, operational excellence, and technology leadership. Caesars is committed to environmental sustainability and energy conservation and recognizes the importance of being a responsible steward of the environment. For more information, please visit www.caesars.com.

About CAC

CAC was formed to make an equity investment in Growth Partners, a joint venture between CAC and Caesars, the world’s most diversified casino entertainment provider and most geographically diverse U.S. casino-entertainment company. Growth Partners is a casino asset and entertainment company focused on acquiring and developing a portfolio of high-growth operating assets and equity and debt investments in the gaming and interactive entertainment industry. Through its two businesses—Interactive Entertainment and Casino Properties and Developments—Growth Partners will focus on acquiring or developing assets with strong value creation potential and leveraging interactive technology with well-known online and mobile game portfolio and leading brands. Assets include Caesars Interactive Entertainment (“CIE”) (with its social and mobile games, the World Series of Poker and regulated online real money gaming businesses), Planet Hollywood (located in Las Vegas, Nevada), and Horseshoe Baltimore (currently being developed by a joint venture). Through its relationship with Caesars, Growth Partners has the ability to access Caesars’ proven management expertise, brand equity, Total Rewards loyalty program and structural synergies. CAC is Growth Partners’ managing member and the sole holder of Growth Partners’ outstanding voting units. For more information, please visit www.caesarsacquisitioncompany.com.

Forward-looking Statements

This release contains or may contain “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Caesars and CAC have based these forward-looking statements on its current expectations about future events. Further, statements that include words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” or “pursue,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. These forward-looking statements are found at various places throughout this release. These forward-looking statements, including, without limitation, those relating to future actions, new projects, strategies, future performance, the outcome of contingencies such as legal proceedings, future financial results, and the trading of shares of Class A Common Stock on the NASDAQ Global Select Market under the symbol “CACQ”, wherever they occur in this release, are necessarily estimates reflecting the best judgment of Caesars’ and CAC’s management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements of Caesars include without limitation:

•	the impact of Caesars’ substantial indebtedness and the restrictions in Caesars’ debt agreements;

•	access to available and reasonable financing on a timely basis, including the ability of Caesars to refinance its indebtedness on acceptable terms;

•	the effects of local and national economic, credit, and capital market conditions on the economy, in general, and on the gaming industry, in particular;

•	the ability to realize the expense reductions from cost savings programs;

•	changes in the extensive governmental regulations to which Caesars and its stockholders are subject, and changes in laws, including increased tax rates, smoking bans, regulations or accounting standards, third-party relations and approvals, and decisions, disciplines, and fines of courts, regulators, and governmental bodies;

•	the ability of Caesars’ customer-tracking, customer loyalty, and yield-management programs to continue to increase customer loyalty and same-store or hotel sales;

•	the effects of competition, including locations of competitors and operating and market competition;

•	the ability to recoup costs of capital investments through higher revenues;

•	abnormal gaming holds (“gaming hold” is the amount of money that is retained by the casino from wagers by customers);

•	the ability to timely and cost-effectively integrate companies that Caesars acquires into its operations;

•	the potential difficulties in employee retention and recruitment as a result of Caesars’ substantial indebtedness or any other factor;

•	construction factors, including delays, increased costs of labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters, and building permit issues;

•	litigation outcomes and judicial and governmental body actions, including gaming legislative action, referenda, regulatory disciplinary actions, and fines and taxation;

•	acts of war or terrorist incidents, severe weather conditions, uprisings or natural disasters, including losses therefrom, including losses in revenues and damage to property, and the impact of severe weather conditions on Caesars’ ability to attract customers to certain of its facilities, such as the amount of losses and disruption to Caesars as a result of Hurricane Sandy in late October 2012;

•	the effects of environmental and structural building conditions relating to Caesars’ properties;

•	access to insurance on reasonable terms for Caesars’ assets; and

•	the impact, if any, of unfunded pension benefits under multi-employer pension plans.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements of CAC include without limitation:

•	CAC and Growth Partners’ dependence on Caesars and its subsidiaries to provide support and services, as well as Growth Partners’ dependence on Caesars’ senior management’s expertise and its participation in Caesars’ Total Rewards loyalty program;

•	the effects of a default by Caesars on certain debt obligations;

•	Caesars’ interests may conflict with Growth Partners’ interests and may possibly keep all potential development opportunities for itself;

•	the adverse effects if Caesars or any of its subsidiaries were to file for bankruptcy;

•	the effects if a third party successfully challenges Caesars or its affiliates ownership of, or right to use, the intellectual property owned or used by subsidiaries of Caesars, which CIE licenses for use its in it businesses;

•	CIE’s reliance on subsidiaries of Caesars to obtain online gaming licenses in certain jurisdictions, such as New Jersey;

•	the adverse effects on CAC’s ability to comply with certain obligations imposed by federal securities law and certain debt arrangements if it is determined that Deloitte & Touche LLP was not independent of Caesars or Growth Partners;

•	the difficulty of operating Growth Partners’ business separately from Caesars and managing that process effectively could take up a significant amount of management’s time;

•	Growth Partners’ business model and short operating history;

•	Growth Partners’ ability to realize the anticipated benefits of current or potential future acquisitions and the ability to timely and cost-effectively integrate companies that Growth Partners acquires into its operations;

•	the additional capital that Growth Partners may require to support business growth may not be available on acceptable terms;

•	the adverse effects of extensive governmental regulation and taxation policies, which are applicable to Growth Partners, are enforced;

•	the effects of local and national economic, credit and capital market conditions on the economy in general, and on the gaming industry in particular;

•	the sensitivity of CAC’s business to reductions in discretionary consumer spending;

•	the new and rapidly changing industry in which Growth Partners operates, such as CIE’s social and mobile games business and internet gaming business;

•	any failure to protect Growth Partners’ trademarks or other intellectual property, such as CIE’s ownership of the “World Series of Poker” trademark;

•	abnormal gaming holds (“gaming hold” is the amount of money that is retained by the casino from wagers by customers);

•	the effects of competition, including locations of competitors and operating and market competition, particularly the intense competition Planet Hollywood faces from other hotel casino resorts in Las Vegas and Horseshoe Baltimore faces from other regional casinos and resorts;

•	the uncertainty surrounding whether CIE’s games, such as Slotomania, will retain their popularity;

•	CIE’s ability to launch new games on new and emerging platforms;

•	CIE’s reliance on a small portion of its total players for nearly all of its revenue from its social and mobile games;

•	CAC’s ability to expand into international markets in light of additional business, regulatory, operational, financial and economic risks associated with such expansion;

•	evolving regulations concerning the social and mobile games industry as well as data privacy, including, but not limited to, the effect of U.S. and foreign laws, some of which are unsettled and still developing;

•	the low barriers to entry and intense competition of social and mobile games industry could have adverse effect on CIE and Growth Partners;

•	evolving U.S. and foreign laws could subject CIE to claims and prevent CIE from providing its current games to players or to modify its games;

•	the effect on the Growth Partners’ business strategy if real money online poker is not legalized in states other than Delaware, Nevada or New Jersey in the United States or is legalized in an unfavorable manner;

•	construction factors, including delays, increased costs of labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters and building permit issues; and

•	political and economic uncertainty created by terrorist attacks and other acts of war or hostility.

These forward-looking statements should, therefore, be considered in light of various important factors set forth above and from time to time in Caesars’ and CAC’s filings with the SEC. You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this release. Caesars and CAC undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events, except as required by law.

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